UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 24, 2008

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center
Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Conditions.

On January 24, 2008, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2007.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended December 31, 2007.

We follow accounting principles generally accepted in the United States (GAAP). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis.

Certain non-GAAP measures in these exhibits exclude items that are a direct result of our separation from American Express Company which consist of non-recurring separation costs. Our non-GAAP financial measures, which our management views as important indicators of financial performance, include the following: consolidated income statements adjusted to exclude separation costs; total expenses before separation costs; adjusted earnings (adjusted to exclude separation costs, after-tax); adjusted pretax income (adjusted to exclude separation costs ); income before income tax provision and separation costs; income tax provision before tax benefit attributable to separation costs; income before separation costs; separation costs, after-tax; adjusted pretax segment income; return on allocated equity adjusted for pretax segment income; and pretax segment loss before separation costs. Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts best reflects the underlying performance of our ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to our annual incentive award program and evaluating our performance on a basis comparable to that used by securities analysts.

We also present in Exhibits 99.1 and 99.2 debt to capital ratios that exclude the effect of a nonrecourse collateralized debt obligation consolidated in accordance with Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised, and non-recourse debt of certain property fund limited partnerships managed by our subsidiary, Threadneedle Asset Management Holdings Limited, consolidated in accordance with Emerging Issues Task Force Issue No. 04-5, “Determining whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” Management believes that the debt to capital ratios, excluding this non-recourse debt, better represent our capital structure.  In addition, we provide debt to capital ratio information that reflects an equity credit on our junior subordinated notes issued on May 26, 2006. These junior subordinated notes receive at least a 75% equity credit by the majority of the rating agencies.

Item 9.01       Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated January 24, 2008 announcing financial results for the fourth quarter of 2007

Exhibit 99.2	Statistical Supplement for the quarterly period ended December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: January 24, 2008	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and
Chief Financial Officer